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                                                                    EXHIBIT 23.1


                        Consent of Independent Auditors


We consent to the incorporation by reference in the following Registration
Statements:

     (i)     Form S-8 No. 333-31757
     (ii)    Form S-3 No. 333-87981
     (iii)   Form S-4 No. 333-89717

of Mace Security International, Inc. of our report dated October 15, 1999, with respect to the financial statements of Eager Beaver Car Wash, Inc. for the years ended January 31, 1999 and 1998 included in this Form 8-K.

                                                          /s/  Ernst & Young LLP


Tampa, Florida
November 19, 1999